Exhibit 31.2
Provectus Pharmaceuticals, Inc.
Certification Pursuant to Rule 13a-14(a) Section 302 Certification

I, Peter R. Culpepper, the Chief Financial Officer of Provectus Pharmaceuticals, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-Q of Provectus Pharmaceuticals, Inc.;

2.  Based on my knowledge, this quarterly report does not contain any untrue statement of a material  fact or omit to state a material fact necessary to make the statements  made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information  included in this quarterly report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the small  business  issuer as of, and for,  the periods presented in this quarterly report;

4.   The  small  business  issuer's  other  certifying  officers  and I are  responsible for establishing and maintaining  disclosure  controls and  procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a)  Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the small business issuer,  including its consolidated  subsidiaries, is made known to us by others within those entities, particularly during  the  period  in  which  this  quarterly  report  is being prepared;

(b)  Evaluated  the  effectiveness  of  the  small  business  issuer's disclosure controls and  procedures and presented in this report our conclusions  about the  effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

(c)  Disclosed  in  this  report  any  change  in the  small  business issuer's internal control over financial  reporting that occurred during the small  business  issuer's most recent  fiscal  quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.   The small business issuer's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting,  to the small business issuer's auditors and the audit committee of small business issuer's board of directors (or persons performing the equivalent function):

(a)  all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial data and have identified for the small business  issuer's auditors any material weaknesses in internal controls; and

(b)  any fraud,  whether or not material,  that involves management or other employees who have a significant role in the small business issuer's internal controls.

Date: November 14, 2008	By:	/s/ Peter R. Culpepper
Name: Peter R. Culpepper
Title: Chief Financial Officer